EXHIBIT 10.1

                  Supplemental Agreement No. 5

                               to

                   Purchase Agreement No. 1951

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 737 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of May 21, 1998, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1951 dated July 23, 1996, as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700 and 737-800
aircraft (the Agreement); and

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

     WHEREAS, Boeing and Buyer signed Letter Agreement 6-1162-GOC-131R1 "Special Matters" on March 27, 1998, replacing in its entirety Letter Agreement 6-1162-GOC-131 "Special Matters" dated October 10, 1997 without benefit of a supplemental agreement to the Agreement, and

     WHEREAS, Boeing and Buyer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase
Agreement as follows:

1.   Table of Contents and Articles:

     1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 5.

     1.2 Remove and replace, in its entirety, "ARTICLE 1., Subject Matter of Sale" with "ARTICLE 1., Subject Matter of Sale" attached hereto, to reflect the addition of the Model 737-900
Aircraft.

     1.3 Remove and replace, in its entirety, "ARTICLE 3., Price of Aircraft" with "ARTICLE 3., Price of Aircraft" attached hereto, to reflect the addition of the Model 737-900 Aircraft.

     1.4 Remove and replace, in its entirety, "ARTICLE 7., Changes to the Detail Specification" with "ARTICLE 7., Changes to the Detail Specification" attached hereto, to reflect the addition of the Model 737-900 Aircraft.

     1.5 Remove and replace, in its entirety, "ARTICLE 8., Federal Aviation Requirements and Certificates" with "ARTICLE 8,
Federal Aviation Requirements and Certificates" attached hereto, to reflect the addition of the Model 737-900 Aircraft.

     1.6   Add a new Table T-5 entitled "Aircraft Deliveries and
Descriptions, Model 737-900 Aircraft" attached hereto for the Model 737-900 Aircraft.

2.   Exhibits

     2.1 Exhibit A entitled "Aircraft Configuration" is revised by adding thereto Exhibit A-5 attached hereto to incorporate the configuration for the Model 737-900 Aircraft.

     2.2   Remove and replace Page C1-I of Exhibit C entitled
"Customer Support Document" with new Page C1-I attached hereto, to incorporate Model 737-924 Aircraft.

     2. Exhibit D entitled "Aircraft Price Adjustment" is revised by adding thereto Exhibit D-2 attached hereto to incorporate the Aircraft Price Adjustment provisions for Aircraft with a 1997 Base Price.

     2.4 Remove and replace, in its entirety, Exhibit E entitled "Buyer Furnished Equipment Provisions Document" with new
Exhibit E entitled "Buyer Furnished Equipment Provisions
Document" attached hereto, to incorporate Model 737-900 Aircraft.

     2.5 Remove and replace, in its entirety, Exhibit F entitled "Defined Terms Document" with new Exhibit F entitled
"Defined Terms Document" attached hereto, which deletes reference to 737 sub-models and makes certain other changes.

3.   Letter Agreements:

     3.1   Remove and replace, in its entirety, Letter Agreement
1951-2R2, "Seller Purchased Equipment" with Letter Agreement
1951-2R3, "Seller Purchased Equipment", attached hereto, to reflect the addition of the Model 737-900 Aircraft.

     3.2 Remove and replace, in its entirety, Letter Agreement 1951-3R1, "Option Aircraft - Model 737-824 Aircraft" with Letter Agreement 1951-3R2, "Option Aircraft - Model 737-824 Aircraft", attached hereto, to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     3.3 Remove and replace, in its entirety, Letter Agreement 1951-5R1, "[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] New Generation Aircraft" with Letter Agreement 1951-5R2, "[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] New Generation Aircraft", attached hereto, to reflect the addition of the Model 737-900 Aircraft.

     3.4 Remove and replace, in its entirety, Letter Agreement 1951-9, "Option Aircraft - Model 737-624 Aircraft" with Letter Agreement 1951-9R1, "Option Aircraft - Model 737-624 Aircraft", attached hereto, to reflect [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     3.5 Add new Letter Agreement 1951-12 "Option Aircraft - Model 737-924 Aircraft", attached hereto, to incorporate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     3.6   Add new Letter Agreement 1951-13 "Configuration
Matters - Model 737-924", attached hereto, to incorporate provisions for determining the configuration of the Model 737-924
Aircraft.

     3.7   Remove and replace, in its entirety, Letter Agreement
6-1162-MMF-308R2, "Disclosure of Confidential Information" with
Letter Agreement 6-1162-MMF-308R3, "Disclosure of Confidential
Information", attached hereto, to revise the schedule of confidential documents.

     3.8 Remove and replace, in its entirety, Letter Agreement 6-1162-MMF-311R2, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] with Letter Agreement 6-1162-MMF-311R3, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] attached hereto, to incorporate the Model 737-900 Aircraft.

     3.9 Remove and replace, in its entirety, Letter Agreement 6-1162-GOC-131 "Special Matters" with Letter Agreement 6-1162-GOC-131R1 "Special Matters", dated March 27, 1998. Additionally, remove and replace, in its entirely, Letter Agreement 6-1162-GOC-131R1 "Special Matters" with Letter Agreement 6-1162-GOC-131R2, "Special Matters" attached hereto, to incorporate the Model 737-900 Aircraft.

     3.10 Add new Letter Agreement 6-1162-DMH-365 "[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Model 737-924 Aircraft" attached hereto to incorporate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] the Model 737-924 Aircraft.


The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.



THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.




By:    /s/ David M. Hurt           By:    /s/ Brian Davis


Its:  Attorney-In-Fact             Its:   Vice President

                       TABLE OF CONTENTS

                                             Page            SA
                                            Number         Number

ARTICLES

1.     Subject Matter of Sale. . . . . . . . .1-1            SA 5

2.     Delivery, Title and Risk
       of Loss . . . . . . . . . . . . . . . .2-1

3.     Price of Aircraft . . . . . . . . . . .3-1            SA 5

4.     Taxes . . . . . . . . . . . . . . . . .4-1

5.     Payment . . . . . . . . . . . . . . . .5-1

6.     Excusable Delay . . . . . . . . . . . .6-1

7.     Changes to the Detail
       Specification . . . . . . . . . . . . .7-1            SA 5

8.     Federal Aviation Requirements and
       Certificates and Export License . . . .8-1            SA 5

9.     Representatives, Inspection,
       Flights and Test Data . . . . . . . . .9-1

10.    Assignment, Resale or Lease . . . . . 10-1

11.    Termination for Certain Events. . . . 11-1

12.    Product Assurance; Disclaimer and
       Release; Exclusion of Liabilities;
       Customer Support; Indemnification
       and Insurance . . . . . . . . . . . . 12-1

13.    Buyer Furnished Equipment and
       Spare Parts . . . . . . . . . . . . . 13-1

14.    Contractual Notices and Requests. . . 14-1

15.    Miscellaneous . . . . . . . . . . . . 15-1

                       TABLE OF CONTENTS

                                            Page             SA
                                           Number          Number
TABLES

1.     Aircraft Deliveries and
       Descriptions - 737-500. . . . . . . . T-1             SA 3

       Aircraft Deliveries and
       Descriptions - 737-700. . . . . . . . T-2             SA 4

       Aircraft Deliveries and
       Descriptions - 737-800. . . . . . . . T-3             SA 4

       Aircraft Deliveries and
       Descriptions - 737-600. . . . . . . . T-4             SA 4

       Aircraft Deliveries and
       Descriptions - 737-900. . . . . . . . T-5             SA 5

EXHIBITS

A-1       Aircraft Configuration - Model 737-724             SA 2

A-2       Aircraft Configuration - Model 737-824             SA 2

A-3       Aircraft Configuration - Model 737-624             SA 1

A-4       Aircraft Configuration - Model 737-524             SA 3

A-5       Aircraft Configuration - Model 737-924             SA 5

B         Product Assurance Document                         SA 1

C         Customer Support Document - Code Two -
          Major Model Differences                            SA 1

C1        Customer Support Document - Code Three -
          Minor Model Differences                            SA 1

D         Aircraft Price Adjustments - New
          Generation Aircraft (1995 Base Price)              SA 1

D1        Airframe and Engine Price Adjustments - Current
          Generation Aircraft                                SA 1

D2        Aircraft Price Adjustments - New
          Generation Aircraft (1997 Base Price)              SA 5

E         Buyer Furnished Equipment
          Provisions Document                                SA 5

F         Defined Terms Document                             SA 5

                       TABLE OF CONTENTS

                                                               SA
                                                           Number
LETTER AGREEMENTS

1951-1        Not Used . . . . . . . . . . . . . . .

1951-2R3      Seller Purchased Equipment . . . . . .         SA 5

1951-3R2      Option Aircraft-Model 737-824
              Aircraft . . . . . . . . . . . . . . .         SA 5

1951-4R1      Waiver of Aircraft Demonstration . . .         SA 1

1951-5R2      [CONFIDENTIAL MATERIAL OMITTED AND FILED       SA 5
              SEPARATELY WITH THE SECURITIES AND EXCHANGE
              COMMISSION PURSUANT TO A REQUEST FOR
              CONFIDENTIAL TREATMENT.]

1951-6        Configuration Matters. . . . . . . . .

1951-7R1      Spares Initial Provisioning. . . . . .         SA 1

1951-8R2      Escalation Sharing - New Generation
              Aircraft . . . . . . . . . . . . . . .         SA 4

1951-9R1      Option Aircraft-Model 737-624
              Aircraft . . . . . . . . . . . . . . .         SA 5

1951-10       Configuration matters  . . . . . . . .         SA 1
              [CONFIDENTIAL MATERIAL OMITTED AND FILED
              SEPARATELY WITH THE SECURITIES AND EXCHANGE
              COMMISSION PURSUANT TO A REQUEST FOR
              CONFIDENTIAL TREATMENT.] - Model 737-624
              Aircraft

1951-11R1     Escalation Sharing-Current Generation
              Aircraft . . . . . . . . . . . . . . .         SA 4

1951-12       Option Aircraft - Model 737-924
              Aircraft . . . . . . . . . . . . . . .         SA 5

1951-13       Configuration Matters - Model 737-924.         SA 5

                       TABLE OF CONTENTS


                                                               SA
                                                           Number

RESTRICTED LETTER AGREEMENTS


6-1162-MMF-295      [CONFIDENTIAL MATERIAL OMITTED AND
                    FILED SEPARATELY WITH THE SECURITIES
                    AND EXCHANGE COMMISSION PURSUANT TO
                    A REQUEST FOR CONFIDENTIAL TREATMENT.]

6-1162-MMF-296      [CONFIDENTIAL MATERIAL OMITTED AND
                    FILED SEPARATELY WITH THE SECURITIES
                    AND EXCHANGE COMMISSION PURSUANT TO
                    A REQUEST FOR CONFIDENTIAL TREATMENT.]

6-1162-MMF-308R3    Disclosure of Confidential . . .         SA 5
                     Information

6-1162-MMF-309R1    [CONFIDENTIAL MATERIAL OMITTED AND       SA 1
                    FILED SEPARATELY WITH THE SECURITIES
                    AND EXCHANGE COMMISSION PURSUANT TO
                    A REQUEST FOR CONFIDENTIAL TREATMENT.]

6-1162-MMF-311R3    [CONFIDENTIAL MATERIAL OMITTED AND       SA 5
                    FILED SEPARATELY WITH THE SECURITIES
                    AND EXCHANGE COMMISSION PURSUANT TO
                    A REQUEST FOR CONFIDENTIAL TREATMENT.]

6-1162-MMF-312R1    Special Purchase Agreement
                     Provisions. . . . . . . . . . .         SA 1

6-1162-MMF-319      Special Provisions Relating to
                     the Rescheduled Aircraft. . . .

6-1162-MMF-378R1    [CONFIDENTIAL MATERIAL OMITTED AND
                    FILED SEPARATELY WITH THE SECURITIES
                    AND EXCHANGE COMMISSION PURSUANT TO
                    A REQUEST FOR CONFIDENTIAL TREATMENT.]   SA 3

6-1162-MMF-379R1    [CONFIDENTIAL MATERIAL OMITTED AND
                    FILED SEPARATELY WITH THE SECURITIES
                    AND EXCHANGE COMMISSION PURSUANT TO
                    A REQUEST FOR CONFIDENTIAL TREATMENT.]   SA 2

6-1162-GOC-015      [CONFIDENTIAL MATERIAL OMITTED AND
                    FILED SEPARATELY WITH THE SECURITIES
                    AND EXCHANGE COMMISSION PURSUANT TO
                    A REQUEST FOR CONFIDENTIAL TREATMENT.]   SA 2

6-1162-GOC-131R2   Special Matters . . . . . . . . .         SA 5

6-1162-DMH-365      [CONFIDENTIAL MATERIAL OMITTED AND
                    FILED SEPARATELY WITH THE SECURITIES
                    AND EXCHANGE COMMISSION PURSUANT TO
                    A REQUEST FOR CONFIDENTIAL TREATMENT.]   SA 5

                       TABLE OF CONTENTS


SUPPLEMENTAL AGREEMENTS                              DATED AS OF:

Supplemental Agreement No. 1 . . . . . . . . . . . .October 10,1996

Supplemental Agreement No. 2 . . . . . . . . . . . .March 5, 1997

Supplemental Agreement No. 3 . . . . . . . . . . . .July 17, 1997

Supplemental Agreement No. 4 . . . . . . . . . . . .October 10,1997

Supplemental Agreement No. 5 . . . . . . . . . . . .  May 21,1998

ARTICLE 1.   Subject Matter of Sale.

     1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing the Model 737 aircraft (the Aircraft) described below in the quantities of the model types shown in Table 1, Aircraft
Deliveries and Descriptions for Model 737 Aircraft, to this
Agreement and manufactured in accordance with the detail specifications identified below (Detail Specification).

            1.1.1   Current Generation Aircraft.

                    Model 737-524 Aircraft (the Current
Generation Aircraft) which will be manufactured in accordance with the Boeing detail specification as described in Exhibit A-4, and as modified from time to time in accordance with this Agreement.

            1.1.2   New Generation Aircraft.

                    Model 737-724, Model 737-824, Model 737-624,
and Model 737-924 Aircraft (the New Generation Aircraft) which will be manufactured in accordance with the Boeing detail specifications described in Exhibits A-1, A-2, A-3 and A-5, respectively, and as modified from time to time in accordance with this Agreement.

     1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

     1.3    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

     1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

ARTICLE 3. Price of Aircraft.

     3.1    Definitions.

            3.1.1   Current Generation Aircraft.

                    3.1.1.1   Special Features are the features
listed in Exhibit A-4 which Buyer has selected for incorporation in Current Generation Aircraft.

                    3.1.1.2   Base Airframe Price is the Aircraft
Basic Price excluding the price of Special Features and Engines.

                    3.1.1.3   Engine Price is the price
established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D-1.

                    3.1.1.4   Aircraft Basic Price is comprised
of the Base Airframe Price, the Engine Price and the price of the Special Features.

                    3.1.1.5   Economic Price Adjustment is the
adjustment to the Aircraft Basic Price (Base Airframe, Engine and
Special Features) as calculated pursuant to Exhibit D-1.

                    3.1.1.6   Base Airplane Price is the Aircraft
Basic Price excluding the price of Special Features, but including Engines.

            3.1.2   New Generation Aircraft

                    3.1.2.1   Special Features are the features
listed in Exhibits A-1, A-2, A-3, and A-5, which Buyer has selected for incorporation in New Generation Aircraft.

                    3.1.2.2   Base Airplane Price is the Aircraft
Basic Price excluding the price of Special Features, but including Engines.

                    3.1.2.3   Aircraft Basic Price is comprised
of the Base Airplane Price and the price of the Special Features.

                    3.1.2.4   Economic Price Adjustment is the
adjustment to the Aircraft Basic Price (Base Airplane and Special
Features) as calculated pursuant to Exhibit D for Aircraft expressed in July 1995 dollars and Exhibit D-2 for Aircraft expressed in July 1997 dollars.

     3.2    Aircraft Basic Price.

            3.2.1   Current Generation Aircraft:

                    3.2.1.1   Model 737-524 Aircraft.

                              The Aircraft Basic Price of each
737-524 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airframe Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED SEPAR-
             Engine Price               ATELY WITH THE SECURITIES
                                        AND EXCHANGE COMMISSION
             Aircraft Basic Price       PURSUANT TO A REQUEST FOR
                                        CONFIDENTIAL TREATMENT.]

              3.2.2  New Generation Aircraft.

                     3.2.2.1       Model 737-624 Aircraft.

                                   The Aircraft Basic Price of
each 737-624 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airplane Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED SEPAR-
                                        ATELY WITH THE SECURITIES
             Aircraft Basic Price       AND EXCHANGE COMMISSION
                                        PURSUANT TO A REQUEST FOR
                                        CONFIDENTIAL TREATMENT.]

                     3.2.2.2       Model 737-724 Aircraft.

                                   The Aircraft Basic Price of
each 737-724 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airplane Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILE SEPAR-
                                        ATELY WITH THE SECURITIES
             Aircraft Basic Price       AND EXCHANGE COMMISSION
                                        PURSUANT TO A REQUEST FOR
                                        CONFIDENTIAL TREATMENT.]

                     3.2.2.3       Model 737-824 Aircraft.

                                   The Aircraft Basic Price of
each 737-824 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airplane Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED SEPAR-
                                        ATELY WITH THE SECURITIES
             Aircraft Basic Price       AND EXCHANGE COMMISSION
                                        PURSUANT TO A REQUEST FOR
                                        CONFIDENTIAL TREATMENT.]

                     3.2.2.4       Model 737-924 Aircraft.

                                   The Aircraft Basic Price of
each 737-924 Aircraft, expressed in July 1997 dollars, is set forth below:

             Base Airplane Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED SEPAR-
                                        ATELY WITH THE SECURITIES
             Aircraft Basic Price       AND EXCHANGE COMMISSION
                                        PURSUANT TO A REQUEST FOR
                                        CONFIDENTIAL TREATMENT.]

       3.3 Aircraft Price. The total amount that Buyer is to pay for the Aircraft at the time of delivery (Aircraft Price) will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

              3.3.1  the Aircraft Basic Price, set forth in
Table 1; plus

              3.3.2  the Economic Price Adjustments for the
Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibits D or D-1 or D-2, as applicable; plus

              3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

       3.4    Advance Payment Base Price.

              3.4.1 Advance Payment Base Price. For advance payment purposes, the estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

       3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

ARTICLE 7.   Changes to the Detail Specification.

       7.1 Development Changes. Boeing may, at its own expense and without Buyer's consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer. Development Changes are defined as changes to the basic specification for Model 737-500/-600/-700/-800/-900 aircraft that do not affect the Aircraft Purchase Price or adversely affect Aircraft delivery, guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the Detail Specification. If Boeing makes changes Pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

ARTICLE 8.   Federal Aviation Requirements and Certificates.

       8.1    FAA Certificates.

              8.1.1  Boeing will obtain from the Federal Aviation
Administration (FAA):

                     8.1.1.1  a Type Certificate (transport
category) issued pursuant to Part 21 of the Federal Aviation
Regulations for the type of aircraft covered by this Agreement, and

                     8.1.1.2 a Standard Airworthiness Certificate for each Aircraft issued pursuant to Part 21 of the Federal
Aviation Regulations, which will be provided to Buyer with delivery of the Aircraft.

              8.1.2 Boeing will not be obligated to obtain any other certificates or approvals for the Aircraft.

              8.1.3 If the use of either FAA certificate is discontinued prior to delivery of an Aircraft, references in this Agreement to such discontinued certificate will be deemed references to its superseding FAA certificate. If the FAA does not issue a superseding certificate, Boeing's only obligation under this paragraph will be to comply with the Detail Specification.

       8.2    FAA Manufacturer Changes.

              8.2.1 If the FAA, or any other governmental agency having jurisdiction, requires any change to the Aircraft, data relating to the Aircraft, or testing of the Aircraft in order to obtain the Standard Airworthiness Certificate (Manufacturer Change), such Manufacturer Change will be made prior to delivery of such Aircraft.

              8.2.2 If prior to Aircraft delivery a Manufacturer Change is required to be incorporated in an Aircraft, it will be incorporated at no charge to Buyer, unless the requirement is promulgated subsequent to the date of this Agreement, in which case Buyer will pay Boeing's charge only for Aircraft scheduled for delivery to Buyer (a) 18 months or more after the date of this Agreement or (b) after the date of Boeing's receipt of the Type Certificate for the Model 737-600/-700/-800/-900, whichever is later.

       8.3    FAA Operator Changes.

              8.3.1 Boeing will deliver each Aircraft with the changes in equipment incorporated (or, at Boeing's sole discretion, with suitable provisions for the incorporation of such equipment) that is required by Federal Aviation Regulations which (i) are generally applicable with respect to transport category aircraft to be used in United States certified air carriage and (ii) have to be complied with on or before the date of delivery of such Aircraft (Operator Changes).

              8.3.2 If Operator Changes are incorporated in an Aircraft, Buyer will pay Boeing's charge applicable to such Aircraft.

       8.4 Delays; Changes to this Agreement. If delivery of an Aircraft is delayed due to the incorporation of a Manufacturer Change or an Operator Change, the delivery of the Aircraft will be appropriately revised to reflect such delay. This Agreement will also be revised to reflect appropriate changes in the Aircraft Price, design, performance, weight and balance due to the incorporation of a Manufacturer Change or an Operator Change.

              Table 1 to Purchase Agreement 1951
  Aircraft Deliveries and Descriptions, Model 737-900 Aircraft

Airframe Model/MTGW:  737-900    164,000
Engine Model:   CFM56-7B26
Airframe Base Price:
Optional Features:
Sub-Total of Airframe and Features:
Engine Price (Per Aircraft):
Aircraft Basic Price (Excluding BFE/SPE):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:
Detail Specification:  D6-39127 Rev. 0
Price Base Year:  Jul-97

Airframe and Engine Escalation Data:
Base Year Index (ECI):
Base Year Index (ICI):


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

                    AIRCRAFT CONFIGURATION

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.


          Exhibit A-5 to Purchase Agreement Number 1951

Exhibit A-5 to
Purchase Agreement No. 1951
Page 2

                     AIRCRAFT CONFIGURATION

                       Dated May 21, 1998

                           relating to

                  BOEING MODEL 737-900 AIRCRAFT

                           Exhibit A-5

     The Detail Specification is Boeing Detail Specification D019A001CAL39P-1 dated as of TBD. Such Detail Specification will be comprised of Boeing Specification D6-39127, Revision 0, dated July 25, 1997 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019ACR1CAL39P-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

The configuration for Buyer's 737-900 will be developed during 1998. For purposes of calculating the Advance Payment Base Prices listed in Table 1, an estimated amount of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] has been assumed for Special Features, which includes a thrust increase to 26,000 lbs.

               CUSTOMER SUPPORT DOCUMENT NO. 1951

                       Dated May 21, 1998

                           Relating to

               BOEING MODEL 737-524/-924 AIRCRAFT





     This Customer Support Document is Exhibit C1 to and forms a part of Purchase Agreement No. 1951 between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 737-524 and Model 737-924 aircraft. This Customer Support Document consists of the following parts:


       PART A    Boeing Maintenance Training Program

       PART B    Boeing Customer Support Services

       PART C    Boeing Flight Training Program

       PART D    Technical Data and Documents

       PART E    Buyer's Indemnification of Boeing and Insurance

       PART F    Alleviation or Cessation of Performance

                    AIRCRAFT PRICE ADJUSTMENT

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.





          Exhibit D2 to Purchase Agreement Number 1951


            New Generation Aircraft (1997 Base Price)

                    PRICE ADJUSTMENT DUE TO
                      ECONOMIC FLUCTUATIONS
                    AIRCRAFT PRICE ADJUSTMENT
                        (1997 Base Price)

      Aircraft Price Adjustment for New Generation Aircraft

1.     Formula.

       The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

       Pa = (P)(L + M - 1)

       Where:

       Pa = Aircraft Price Adjustment.

       L =  .65 x  ECI
                  [CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.]

       M =  .35 x  ICI
                  [CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.]

       P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement).

     ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

       In determining the value of L, the ratio of ECI divided by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

       In determining the value of M, the ratio of ICI divided by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI

January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

       B = The calendar year before the year in which the scheduled month of delivery as set forth in Article 2.1 occurs.

       D = The calendar year during which the scheduled month of delivery as set forth in Article 2.1 occurs.

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Aircraft Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

       2.1 The Aircraft Price Adjustment, to be used at the time of delivery of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Aircraft Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

       2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Aircraft Price Adjustment, such values will be used to determine any increase or decrease in the Aircraft Price Adjustment from that determined at the time of delivery of such Aircraft.

       2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1997, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D2.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the Aircraft price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

          BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.





           Exhibit E to Purchase Agreement Number 1951

          BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                       Dated May 21, 1998

                           Relating to

                    BOEING MODEL 737 AIRCRAFT




       This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 1951, between The Boeing Company (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to the purchase of Boeing Model 737 aircraft.

         BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1.     General.

       Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. On or before April 4, 1997 for Model 737-724, July 3, 1997 for Model 737-824, and TBD for Model 737-924, Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE.
For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2.     Supplier Selection.

       Buyer will:

       2.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates should these items not be selected as SPE by Buyer:

                     Model 737-724        Model 737-824
  Galley System         10/9/96           2/12/97

  Seats (passenger)     9/03/96           9/03/96

                     Model 737-924        Model 737-524
  Galley System      TBD                  Complete

  Seats (passenger)  TBD                  Complete

       2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

              2.2.1  complete BFE configuration design
requirements for such BFE; and

              2.2.2 confirm technical data submittal dates for BFE certification.

3.     Buyer's Obligations.

       Buyer will:

       3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

              3.1.1  deliver technical data (in English) to
Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

              3.1.2  deliver BFE including production and/or
flight training spares to Boeing in accordance with the quantities and schedule provided therein; and

              3.1.3  deliver appropriate quality assurance
documentation to Boeing as required with each BFE part (D6-56586, "BFE Product Acceptance Requirements");

       3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

       3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

              3.3.1 require supplier's contractual compliance to Boeing defined source inspection and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

              3.3.2 assure that Boeing identified supplier's quality systems be approved to Boeing document D1-9000;

       3.4 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

       3.5 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

       3.6 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

       3.7 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

       3.8 warrant that the BFE will meet the requirements of the Detail Specification; and

       3.9 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.     Boeing's Obligations.

       Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.     Nonperformance by Buyer.

       If Buyer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

       5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

       5.2 deliver the Aircraft to Buyer without the BFE installed.

6.     Return of Equipment.

       BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer's instructions and at Buyer's expense.

7.     Title and Risk of Loss.

       Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.     Indemnification of Boeing.

       Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned in whole or in part by the active, passive or imputed negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

9.     Patent Indemnity.

       Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

10.    Definitions.

       For the purposes of the above indemnities, the term
"Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

Attachment A to
Exhibit E

                    BOEING MODEL 737 AIRCRAFT


Item                     Preliminary On-Dock Dates

Dates for 1st delivery of each model:

                         737-724          737-824
                         Jan 1998         Apr 1998
                         Aircraft         Aircraft

Seats                    10/14/97         2/17/98

Galleys                  10/9/97          2/12/98

Electronics              10/1/97          2/3/98

Furnishings              10/7/97          2/9/98


                         737-924          737-524
                         May 2001         Jul 1997
                         Aircraft         Aircraft

Seats                    TBD              6/5/97

Galleys                  TBD              6/2/97

Electronics              TBD              5/27/97

Furnishings              TBD              5/28/97

                     DEFINED TERMS DOCUMENT

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.





           Exhibit F to Purchase Agreement Number 1951

                     DEFINED TERMS DOCUMENT

                       Dated May 21, 1998

                           Relating to

                    BOEING MODEL 737 AIRCRAFT





     This Document is Exhibit F to and forms a part of Purchase
Agreement No. 1951 (Agreement) between The Boeing Company
(Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to the purchase of Boeing Model 737 aircraft.

     The following is a list of those terms and their definitions as used and not otherwise defined in this Agreement or the Customer Services General Terms Agreement (CSGTA). Such terms are identified in the Agreement by the use of an initial capital letter.

Advance Payment     Boeing's estimate of       Article 3
Base Price           the Aircraft Price is
                     set forth in Article 3.

Agreement            Purchase Agreement No.     Opening paragraph
                     1951, including all        of the Agreement
                     Exhibits, the Detail
                     Specification,
                     attachments, letter
                     agreements and other
                     written modifications
                     and amendments thereto.

Aircraft (includes   The aircraft described in  Article 1,
"the", "all",        Article 1, Para. 1.1.      Para. 1.1
"first", "last"
"such", etc.)

Aircraft Basic       The amount set forth in    Article 3, Para.
Price                Article 3, Para. 3.2       3.1

Aircraft Price       The total amount Buyer is  Article 3, Para.
                     to pay for an Aircraft     3.3
                     which is described in
                     Article 3, 3.3

Aircraft Software    The computer software      Exhibit B,
                     included with the          Part D-1, Para 1
                     Aircraft when the
                     Aircraft is delivered by
                     Boeing, described in
                     Exhibit B, Part D-1,
                     Para. 1.

Airframe Component   A component described in   Exhibit B Part C
                     Exhibit B, Part C, Para.   Para. 1.1
                     1.1

Article              An Article of the          Article 6, Para.
                     Agreement.                 6.4

Boeing               The Seller of the          Opening paragraph
                     Aircraft identified in     of the Agreement
                     the opening paragraph of
                     the Agreement.

Boeing Warranty      Part A of Exhibit B to     Exhibit B, Part
                     the Agreement.             A, Para. 1

Buyer                The purchaser of the       Opening paragraph
                     Aircraft identified in     of the Agreement
                     the opening paragraph of
                     the Agreement.

Buyer Furnished      Equipment provided by      Article 4.2
Equipment or BFE     Buyer pursuant to Exhibit
                     E for installation by
                     Boeing on the Aircraft.

Buyer Furnished      Document provided by       Article 13, Para.
Equipment Document   Boeing to Buyer defining   13.1
                     requirements for BFE.
                     Exhibit E, Para. 1.

Covered Component    An Airframe Component as   Exhibit B Part C
                     described in Exhibit B,    Para. 1.4
                     Part C, Para. 1.4.

Customer Support     Exhibit C to the           Article 12, Para.
Document             Agreement.                 12.5

Customer Support     The Boeing services,       Article 12, Para.
Services             training and other         12.5
                     obligations described in
                     Exhibit C to the
                     Agreement.

Deposit              The money paid by Buyer    Article 5, Para.
                     to Boeing as part of the   5.1
                     acceptance of the
                     Aircraft proposal.

Detail               The Boeing document that   Article 1, Para.
Specification        describes the              1.1
                     specifications of the
                     Aircraft modified from
                     time to time to include
                     developmental and Buyer
                     requested changes.

Development          Changes to the basic       Article 7, Para.
Change(s)            specification that do not 7.1
                     affect price, delivery,
                     guaranteed weight,
                     performance or
                     interchangeability as
                     described in Article 7,
                     Para. 7.1.

Disclaimer and       The disclaimer and         Article 12,
Release              Release set forth in       Para. 12.2
                     Article 12, Para. 12.2

Documents            The data and documents     Exhibit C, Part D
                     provided by Boeing under   Para. 2
                     the Agreement.

Economic Price       Article 3, Para. 3.1.1.5   Article 3, Para.
Adjustment                                      3.1.1.5

Engine(s)            The engines installed on   Article 3,
                     the Aircraft as described Para. 3.1.1.3 in the Detail
                     Specification.

Excusable Delay      A delay resulting from     Article 6, Para.
                     any of the causes          6.1
                     described in Article 6,
                     Para. 6.1.

FAA                  The Federal Aviation       Article 8, Para.
                     Administration of the      8.1.1
                     Department of
                     Transportation of the
                     United States, including
                     the Administrator of the
                     Federal Aviation
                     Administration, the
                     National Transportation
                     Safety Board and any
                     other authority or agency
                     of the Federal Government
                     of the United States
                     having like jurisdiction.

Failed Component     A component as described   Exhibit B Part C
                     in Exhibit B, Part C,      Para. 1.6
                     Para. 1.6.

Failure              Any breakage or defect as  Exhibit B Part C
                     described in Exhibit B,    Para. 1.5
                     Part C, Para. 5.

Federal Aviation     The United States Federal  Article 8, Para.
Regulations          Aviation Regulations and,  8.1.1.1
                     if they are redesignated
                     or discontinued, any
                     comparable regulations or
                     parts thereof issued by
                     the FAA.

Field Service(s)     Boeing-provided services   Exhibit C, Part
                     as described in Exhibit    B, Para. 2
                     C, Part B, Para. 2.

Field Service        The length of time Boeing  Exhibit C, Part
Period               provides Field Service to  B, Para. 2.1
                     Buyer as described in
                     Exhibit C, Part B, Para.
                     2.1.

Flight Training      A planning conference as   Exhibit C, Part
Planning Conference  described in Exhibit C,    Para. 2
                     Part C, Para. 2.

Flight Training      The program of flight      Exhibit C, Part C
Program              training described in
                     Exhibit C, Part C.

Interface Problem    A technical problem        Exhibit B, Part
                     attributed to the design   G, Para. 1
                     characteristics of the
                     Aircraft or its systems,
                     as described in
                     Exhibit B, Part G, Para.
                     1.

Landing Gear         A component as described   Exhibit B Part C
Component            in Exhibit B, Part C,      Para. 1.2
                     Para. 1.2.

Maintenance          A planning conference as   Exhibit C, Part
Training Planning    described in Exhibit C,    A, Para. 2
Conference           Part A, Para. 2.

Maintenance          The program of training    Exhibit C, Part
Training Program     described in Exhibit C,    A, Para. 3
                     Part A, Para. 3.

Manufacturer         A change to the Aircraft   Article 8, Para.
Change(s)            or performance required    8.2.1
                     of Boeing as described in
                     Article 8, Para. 8.2.1.

Operator Change(s)   A change to the Aircraft   Article 8, Para.
                     described in Article 8,    8.3.1
                     Para. 8.3.1.
Performance          The written guarantees     Article 1, Para.
Guarantees           regarding the operational  1.3
                     performance of the
                     Aircraft set forth in the
                     Agreement or the Detail
                     Specification.

Policy (Boeing       Exhibit B, Part C, Para.   Exhibit B, Part
Service Life         2.                         C, Para. 2
Policy)

Price First          Article 3, Para. 3.1.6.    Article 3,
Published                                       Para. 3.1.6

Product Assurance    Exhibit B of the           Article 12, Para.
Document             Agreement.                 12.1

Revenue Service      Flight Training conducted  Exhibit C, Part
Training             on the Aircraft during     E, Para. 1.1
                     revenue service with
                     cargo and/or passengers
                     on board, as described in
                     Exhibit C, Part C,
                     Para. 8.

Special Features     Article 3, Para. 3.1.1..1  Article 3,
                     and 3.1.2.1                Para. 3.1.1

Standard             A certificate issued by    Article 8, Para.
Airworthiness        the FAA, pursuant to Part  8.1.1.2
Certificate          21 of the Federal
                     Aviation Regulations as
                     described in Article 8,
                     Para. 8.1.1.2.

Target Delivery      A non binding estimated    Article 2,
Date                 delivery date provided     Para. 2.2
                     for Buyer's planning
                     purposes, described in
                     Article 2.

Taxes                The term "Taxes" defined   Article 2, Para.
                     in Article 4, Para. 4.1.   2.3

Type Certificate     A certificate issued by    Article 8,
                     the FAA pursuant to Part   Para. 8.1.1.1
                     21 of the Federal
                     Aviation Regulations
                     described in Article 8,
                     Para. 8.1.1.1.

Warranty Labor Rate  The hourly labor rate      Exhibit B, Part
                     defined in Exhibit B,      B, Para. 5.3
                     Part B, Para. 5.3.

1951-2R3
May 21, 1998


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:    Letter Agreement No. 1951-2R3 to
            Purchase Agreement No. 1951 -
            Seller Purchased Equipment


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-2R2 dated March 5, 1997.

For purposes of this Letter Agreement the following definitions apply:

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment
(BFE) that Boeing purchases for Buyer.

Developmental Buyer Furnished Equipment (DBFE) is all BFE not previously certified for installation on the Aircraft.

This Letter Agreement does not include developmental avionics.
Developmental avionics are avionics that have not been previously certified for installation on the Aircraft.

All other terms used herein and in the Agreement, and not defined above, will have the same meaning as in the Agreement.

Buyer has requested and Boeing hereby agrees that Boeing will purchase as SPE certain BFE identified by Buyer pursuant to Change Requests. Accordingly, Boeing and Buyer agree with respect to such SPE as follows:

1.   Price.

     Advance Payments. An estimated SPE price will be included in the Aircraft Advance Payment Base Price for the purpose of establishing the advance payments for each Aircraft. The estimated price of this SPE for each Aircraft, expressed in 1995 U.S. dollars, except for the 737-900, which is expressed in 1997
U. S. dollars, is listed below.

      Model        Estimated Price
                   for SPE
     737-500       [CONFIDENTIAL MATERIAL OMITTED AND FILED
     737-600       SEPARATELY WITH THE SECURITIES AND EXCHANGE
     737-700       COMMISSION PURSUANT TO A REQUEST FOR
     737-800       CONFIDENTIAL TREATMENT.]
     737-900

     Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged Boeing by the SPE suppliers,
(ii) a handling fee of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] of such costs and (iii) transportation charges. If all DBFE, except for developmental avionics, is converted to SPE, Boeing will waive the handling fee for all SPE.

2.   Responsibilities.

     2.1   With respect to SPE, Buyer is responsible for:

           (i) selecting the supplier and advising Boeing as to the price negotiated between Buyer and supplier on or before:

           Model        Model         Model        Model
           737-924      737-624       737-724      737-824

galleys    tbd          7/1/97        10/6/96      2/12/97
seats      tbd          2/7/97        9/3/96       9/3/96

           (ii)    selecting a FAA certifiable part; and

           (iii)   providing to Boeing the SPE part
                   specification/Buyer requirements.

     2.2.  With respect to SPE, Boeing is responsible for:

           (i) placing and managing the purchase order with the supplier;

           (ii) coordinating with the suppliers on technical issues;

           (iii) ensuring that the delivered SPE complies with the part specification;

           (iv) obtaining certification of the Aircraft with the SPE installed; and

           (v) obtaining for Buyer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Exhibit B, the Product Assurance Document, of the Agreement.

3.   Supplier Selection For SPE Galleys and Seats.

     In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Buyer's selection of suppliers:

     Galley Requirements. Buyer will provide Boeing not later than August 7, 1996 the definitive galley configuration requirements for the Model 737-724. Buyer will provide Boeing not later than November 27, 1996 the definitive galley configuration requirements for the Model 737-824. Buyer will provide Boeing not later than May 1, 1997 the definitive galley configuration requirements for the Model 737-624. Buyer will provide Boeing not later than TBD the definitive galley configuration requirements for the Model 737-924.

     Bidder's List. Boeing has submitted to Buyer, for information purposes, a bidder's list of existing suppliers of seats and galleys.

     Request for Quotation (RFQ). Boeing has issued its RFQ inviting such potential bidders to submit bids for the galleys and seats by July 15, 1996 for the Model 737-724 and -824
Aircraft. Boeing will advise such date for the Model 737-624 and -924 Aircraft.

     Recommended Bidders. Boeing has submitted to Buyer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

     Supplier Selection. If Buyer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit E, Buyer Furnished Equipment Provisions Document, of the Agreement will apply.

4.   Changes.

     After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Buyer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices (except for price negotiation prior to the supplier selection date) or schedules are for informational purposes only. If Buyer wants changes made to any of the above, requests must be made directly to Boeing for negotiating with the supplier.

5.   Proprietary Rights.

     Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

6.   Remedies.

     If Buyer does not comply with the obligations above, Boeing may:

     (i) delay delivery of the Aircraft for the period of non-compliance;

     (ii)  deliver the Aircraft without installing the SPE;

     (iii) substitute a comparable part and invoice Buyer for the cost; and/or

     (iv) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

7. Buyer Participation in Price Negotiations for SPE. Subject to the following conditions, Boeing agrees that Buyer may negotiate the price with vendors for certain items of BFE which have been changed to SPE pursuant to this Letter Agreement.

     a. Number of Items. Boeing and Buyer have mutually agreed on a list of specific equipment (the SPE Item) for which Buyer shall negotiate directly with the vendors to establish the price for each SPE Item. The SPE Item list includes seats, galleys, and interior furnishings. Buyer shall provide the price of the SPE Item when Buyer notifies Boeing of the SPE Item vendor.

     b. Required Dates. Boeing's agreement to permit Buyer to negotiate prices with vendors for SPE Items is subject to Buyer's agreement to meet all of Boeing's required dates with respect to each SPE Item.

     c. Right to Approve Selected Vendors. Boeing shall retain the right to reasonably approve the list of vendors for each SPE
Item.

8.   Buyer's Indemnification of Boeing.

     Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

Very truly yours,

THE BOEING COMPANY



By    /s/ David M. Hurt

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO as of this

Date: May 21, 1998.

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

1951-3R2
May 21, 1998


Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 1951-3R2 to
           Purchase Agreement No. 1951 -
           Option Aircraft - Model 737-824 Aircraft


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-824 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-3R1 dated October 10, 1996.

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] to Buyer, on the same terms and conditions set forth in the Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.   Delivery.

     The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

    Month and Year                       Number of
      of Delivery                       Option Aircraft

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT.]


2.   Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

3.   Option Aircraft Deposit.

     In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with the execution of the Agreement for the Aircraft, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] for each Option Aircraft (the Option Deposit). In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option
Deposit for such Option Aircraft.

4.   Option Exercise.

     To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

     Option Aircraft                    Option Exercise Date

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT.]

5.   Contract Terms.

     Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Agreement to add the applicable Option Aircraft to the Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option
Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.   Cancellation of Option to Purchase.

     Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter
Agreement, or in the Agreement, as the case may be:

     (i) purchase of the Aircraft under the Agreement for any reason not attributable to the cancelling party;

     (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

     (iii) exercise of the option to purchase such Option
Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

8.   Applicability.

     Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] that are added to the Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.


If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By    /s/ David M. Hurt

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: May 21, 1998

CONTINENTAL AIRLINES, INC.,



By    /s/ Brian Davis

Its   Vice President



Attachment

Model 737-824 Aircraft

1.   Option Aircraft Description and Changes.

     1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808, Revision E, dated September 15, 1995, as amended and revised pursuant to the Agreement.

     1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

           (1) Changes applicable to the basic Model 737-800 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

           (2)     Changes mutually agreed upon.

           (3)     Changes required to obtain a Standard
Certificate of Airworthiness.

     1.3   Effect of Changes.  Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.   Price Description.

     2.1   Price Adjustments.

           2.1.1 Base Price Adjustments. The base aircraft price (pursuant to Article 3 of the Agreement) of the Option
Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

           2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement only to the extent that such increase is attributable to an increase in Boeing's cost for purchased equipment.

           2.1.3 Escalation Adjustments. The base airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

           2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

           2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3.   Advance Payments.

     3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Purchase Agreement.

1951-5R2
May 21, 1998


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:   Letter Agreement No. 1951-5R2 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
           TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated
July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-
624/-724/-824/-924 aircraft (the Aircraft).  This Letter
Agreement supersedes and replaces in its entirety Letter
Agreement 1951-5R1 dated October 10, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

Very truly yours,

THE BOEING COMPANY



By      /s/ David M. Hurt

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:   May 21, 1998

CONTINENTAL AIRLINES, INC.



By      /s/ Brian Davis

Its     Vice President

1951-9R1
May 21, 1998


Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 1951-9R1 to
           Purchase Agreement No. 1951 -
           Option Aircraft - Model 737-624 Aircraft


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-624 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-9 dated October 10, 1996.

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] to Buyer, on the same terms and conditions set forth in the Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.   Delivery.

     The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

    Month and Year                       Number of
      of Delivery                       Option Aircraft

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT.]

2.   Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

3.   Option Aircraft Deposit.

     In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with the execution of the Agreement for the Aircraft, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] for each Option Aircraft (the Option Deposit). In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option
Deposit for such Option Aircraft.

4.   Option Exercise.

     To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

     Option Aircraft                    Option Exercise Date

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT.]

5.   Contract Terms.

     Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Agreement to add the applicable Option Aircraft to the Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option
Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.   Cancellation of Option to Purchase.

     Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter
Agreement, or in the Agreement, as the case may be:

     (i) purchase of the Aircraft under the Agreement for any reason not attributable to the cancelling party;

     (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

     (iii) exercise of the option to purchase such Option
Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

8.   Applicability.

     Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] that are added to the Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By    /s/ David M. Hurt

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  May 21, 1998

CONTINENTAL AIRLINES, INC.,



By    /s/ Brian Davis

Its   Vice President



Attachment

Model 737-624 Aircraft

1.   Option Aircraft Description and Changes.

     1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808-62, dated as of even date herewith, as amended and revised pursuant to the Agreement.

     1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

           (1) Changes applicable to the basic Model 737-600 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

           (2)     Changes mutually agreed upon.

           (3)     Changes required to obtain a Standard
Certificate of Airworthiness.

     1.3   Effect of Changes.  Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.   Price Description.

     2.1   Price Adjustments.

           2.1.1 Base Price Adjustments. The base aircraft price (pursuant to Article 3 of the Agreement) of the Option
Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

           2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement only to the extent that such increase is attributable to an increase in Boeing's cost for purchased equipment.

           2.1.3 Escalation Adjustments. The base airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

           2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

           2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3.   Advance Payments.

     3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Agreement.

1951-12
May 21, 1998


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX  77019


Subject:           Option Aircraft

Reference:         Purchase Agreement No. 1951 dated July 23,
                   1996 (the Agreement) between The Boeing
                   Company (Boeing) and Continental Airlines,
                   Inc. (Buyer) relating to Model 737-900
                   aircraft (the Aircraft)


Ladies and Gentlemen:

This Letter Agreement amends and supplements the Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Agreement.

Boeing agrees to manufacture and sell to Buyer up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.], on the same terms and conditions set forth in the Agreement, subject to the terms and conditions set forth below. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1.   Aircraft Description and Changes

     1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

     1.2 Changes: The Detail Specification will be revised to include:

           (i) Changes applicable to the basic Model 737 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the supplemental agreement to purchase the Option Aircraft;

           (ii) Changes required to obtain required regulatory certificates; and

           (iii)   Changes mutually agreed upon.

     1.3   Effect of Changes:  Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.   Price

     2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

     2.2   Price Adjustments.

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

3.   Payment.

     3.1 Buyer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Buyer exercises an option, the Deposit applicable to such aircraft will be credited against the first advance payment due for such aircraft. If Buyer does not exercise an option, Boeing will retain the Deposit.

     3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4.   Option Exercise.

     4.1   To exercise its option to purchase the Option
Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option
Exercise Date shown below:

     Option Aircraft                       Option Exercise Date

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT.]

     4.2 If Boeing must make production decisions which are dependent on Buyer exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Buyer's agreement. If Boeing and Buyer fail to agree to a revised Option Exercise Date, either party may terminate the option and Boeing will refund to Buyer, without interest, any Deposit and advance payments received by Boeing with respect to the terminated Aircraft.

5.   Contract Terms.

     Boeing and Buyer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in a supplemental agreement to the Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a supplemental agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. If Buyer and Boeing fail to enter into such supplemental agreement, Boeing will retain the Deposit for that Option Aircraft unless failure is attributable to Boeing's fault, in which case the Deposit shall be promptly returned to Buyer without interest.

8.   Applicability.

     Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft supplemental agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

Very truly yours,

THE BOEING COMPANY



By    /s/ David M. Hurt

Its           Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: May 21, 1998

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President


Attachment

                         Attachment to
       Letter Agreement 1951-12 Option Aircraft Delivery,
             Description, Price and Advance Systems

Airframe Model/MTGW:   737-900   164,000
Engine Model:  CFM56-7B26
Airframe Base Price:
Optional Features:
Sub-Total of Airframe and Features:
Engine Price (Per Aircraft):
Aircraft Basic Price (Excluding BFE/SPE):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit per Aircraft at Proposal Acceptance

Detail Specification:  D6-39127 Rev. Orig.
Price Base Year:  Jul-97

Airframe and Engine Escalation Data:
Base Year Index (ECI):
Base Yaer Index (ICI):


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

1951-13
May 21, 1998


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:   Letter Agreement No. 1951-13 to
           Purchase Agreement No. 1951 -
           Configuration Matters - Model 737-924


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-924 aircraft (the Aircraft).

All terms used herein and not defined herein shall have the same meaning as in the Agreement.

1.   Aircraft Configuration.

     1.1 Preliminary Configuration. Boeing and Buyer have established a preliminary configuration (Preliminary
Configuration) for the Aircraft which is comprised of the Boeing
Specification D6-39127, Revision 0, dated July 25, 1997.

     1.2 Selection of Change Requests for Final Configuration. On or before September 30, 1998, or unless otherwise previously agreed to between Boeing and Buyer, Boeing and Buyer will develop a complete list of change requests (Accepted Change Requests) selected for incorporation in the Aircraft. The Preliminary Configuration, and Buyer's list of Accepted Change Requests and master changes (Master Changes) will comprise the final configuration (Final Configuration) of the Aircraft.

     1.3   Amendment to the Agreement.  Prior to October 30,
1998, Boeing and Buyer shall execute a Supplemental Agreement amending the Agreement as required to reflect the Final
Configuration.

     1.4. Buyer's Detail Specification. Within 90 days after Final Configuration, Boeing will provide to Buyer the Detail Specification reflecting the Aircraft Final Configuration. This Detail Specification will also reflect changes made to Boeing's basic Model 737-900 aircraft specification between July 25, 1997 and the date of execution of the Supplemental Agreement referenced in paragraph 1.3 above.

2. Preliminary Pricing Estimates. Buyer understands that Boeing cannot establish the final Aircraft Basic Price and Advance Payment Base Price of the Aircraft until Final Configuration of the Aircraft is known. For Buyer's planning purposes, however, an estimate for the Aircraft Basic Price and Advance Payment Base Price of the Aircraft has been established using an estimated amount of Special Features, which may or may not accurately reflect Buyer's final selection of special features.

3.   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By    /s/ David M. Hurt

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: May 21, 1998

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

May 21, 1998
6-1162-MMF-308R3



CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-MMF-308R3 to
           Purchase Agreement No. 1951 -
           Disclosure of Confidential Information

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-308R2 dated October 10, 1997.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Boeing and Buyer each understand that certain commercial and financial information contained in the documents listed below and any documents that amend, supplement or supersede such documents (Confidential Documents) is considered by the other party to be confidential.

2. Boeing and Buyer agree that each party will treat the Confidential Documents and the information contained therein as confidential and will not, without the other party's prior written consent, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations; or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer or Boeing, as applicable, will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing and Buyer agree to cooperate with each other in making and supporting any such request for confidential treatment.

Schedule of Confidential Documents

1.   Letter Agreement No. 6-1162-MMF-295.

2.   Letter Agreement No. 6-1162-MMF-296.

3.   Letter Agreement No. 6-1162-MMF-309R1.

4.   Letter Agreement No. 6-1162-MMF-311R1.

5.   Letter Agreement No. 6-1162-MMF-312R1.

6.   Letter Agreement No. 6-1162-MMF-319.

7.   Letter Agreement No. 6-1162-MMF-378R1

8.   Letter Agreement No. 6-1162-MMF-379R1.

9.   Letter Agreement No. 6-1162-GOC-015

10.  Letter Agreement No. 6-1162-DMH-365

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By     /s/ David M. Hurt

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  May 21, 1998

CONTINENTAL AIRLINES, INC.



By     /s/ Brian Davis

Its    Vice President

6-1162-MMF-311R3
May 21, 1998


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:   Letter Agreement No. 6-1162-MMF-311R3 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
           TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1751 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-311R2 dated October 10, 1997.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

5.   Confidential Treatment.

     Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement is confidential and subject to the confidentiality provisions of Letter Agreement
6-1162-MMF-308R3, Disclosure of Confidential Information.

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By      /s/ David M. Hurt


Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  May 21, 1998

CONTINENTAL AIRLINES, INC.



By      /s/ Brian Davis


Its  Vice President

Date:     __________________

Continental Airlines, Inc.
Suite 1923
2929 Allen Parkway
Houston, TX   77019

Attention: Technical Department

Reference: Letter Agreement 6-1162-MMF-311R3 to
           Boeing/CAL Purchase Agreement 1951

Transmitted by Facsimile:         TBD

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

Very truly yours,

THE BOEING COMPANY



By:  __________________

Its: __________________

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]
May  21, 1998
6-1162-GOC-131R2



Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-GOC-131R2 to Purchase
           Agreement No. 1951 - Special Matters


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirely Letter Agreement 6-1162-GOC-131R1, dated March 27, 1998.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

2.   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.] Advance Payment Schedule.

     2.1 Firm Aircraft. Notwithstanding the Advance Payment Schedule contained in Article 5 of the Agreement, Buyer may pay advance payments, according to the following schedule, for Aircraft on firm order as of the date of signing Supplemental Agreement No. 4 to the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

2.2  Option Aircraft.  Notwithstanding the Advance Payment
Schedule contained in Article 5 of the Agreement, Buyer may pay advance payments according to the following schedule for all Option Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

3.   Payment of Interest on Deferred Advance Payments.

     3.1 Interest Rate for Firm Aircraft. Buyer agrees to pay interest on all amounts which are deferred pursuant to Paragraph
2.1 (excluding Firm Aircraft added from the exercise of options) of this Letter Agreement at [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     3.2 Interest Rate for Firm Aircraft Incorporated by Supplemental Agreement 5. Buyer agrees to pay interest on all amounts which are deferred pursuant to Paragraph 2.1 of this Letter Agreement for Firm Aircraft incorporated by Supplemental Agreement 5 at [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     3.3 Interest Rate for Option Aircraft. Buyer agrees to pay interest on all amounts which are deferred pursuant to Paragraph 2.2 of this Letter Agreement at [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     3.4 Delivery Delay Impact on Interest Calculations. If the delivery of any Aircraft is delayed due to either an excusable or a non-excusable delay, then interest on the deferred advance payments in respect of such Aircraft will not accrue during the time period from the last working day of the scheduled delivery month to the day of delivery of the Aircraft. Payment of any interest that has accrued prior to the start of the delay but remains unpaid will be paid on the normal quarterly interest payment schedule set forth in Paragraph 3.1 of this Letter Agreement or on the delivery date of the Aircraft, whichever comes first.

     3.5 Boeing Invoice. Boeing shall submit to Buyer, not less than fifteen (15) days prior to the end of each quarter, an invoice for interest accrued during each such quarter. Buyer's payment is due and payable to Boeing on the first business day of the following month. Boeing's invoice will show interest accrued during the quarter for each Aircraft for which advance payments have been deferred. The invoice will also include interest accrued on deferred advance payments with respect to other aircraft in other purchase agreements between Buyer and Boeing.

4.   Option Aircraft.

     4.1 Option Deposits. Notwithstanding the amount specified in paragraph 3 of Letter Agreements 1951-3R1 and 1951-9, Boeing and Buyer agree that the Option Deposit shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] per aircraft for either a Model 737-624, 737-724, 737-824, or 737-924 Option Aircraft.

     4.2   Option Aircraft Base Price Adjustment.
Notwithstanding the provisions of Paragraph 2.1.1 of the Attachment to Letter Agreements 1951-3R2 and 1951-9R1, Boeing agrees that the Base Airplane Price contained in Article 3 of the Agreement shall apply to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Aircraft incorporated by Supplemental Agreement No. 1 dated October 10, 1996.

5.   Model Substitution.

     5.1   Model 737-724/-824 Aircraft.   Buyer may elect to
substitute Model 737-824 for Model 737-724 or Model 737-724 for Model 737-824 Aircraft for any Aircraft or Option Aircraft delivering in 1999 or later. Buyer's model substitution notice to Boeing must be in writing to Boeing no later than the first day of the tenth month prior to delivery of each Aircraft.

     5.2   Model 737-624 Aircraft.   Buyer may elect to
substitute either Model 737-724 or 737-824 Aircraft for Model 737-624 Option Aircraft delivering in 2000 or later. Buyer's written model substitution notice must be received by Boeing no later than the first day of the tenth month prior to delivery of each Aircraft.

     5.3 Model 737-524 Aircraft. Buyer may elect to substitute Model 737-324 for Model 737-524 Aircraft. Buyer's substitution notice must be in writing and received by Boeing no later than the first day of the tenth month prior to delivery of each Aircraft if Customer and Boeing have previously agreed on a configuration for the Model 737-324. If configuration for the Model 737-324 has not been established, than the notice period shall be the time required to configure the Model 737-324 plus 10 months.

     5.4   Model 737-924 Aircraft.   Buyer may elect to
substitute Model 737-724, or Model 737-824 Aircraft for Model 737-924 Option Aircraft delivering in January 2003 or later. Buyer's written model substitution notice must be received by Boeing no later than the first day of the tenth month prior to delivery of each Aircraft.

6.   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

7.   Confidential Treatment.

     Boeing and Buyer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Notwithstanding the provisions of Letter Agreement 6-1162-MMF-308R2, Boeing and Buyer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY


By     /s/  David M. Hurt

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:    May 21, 1998

CONTINENTAL AIRLINES, INC.


By     /s/ Brian Davis

Its     Vice President

6-1162-DMH-365
May 21, 1998


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-DMH-365 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
           TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Model 737-
           924

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as
July 23, 1996 (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 737-924 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308R3.


Very truly yours,

THE BOEING COMPANY



By      /s/ David M. Hurt

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  May 21, 1998



CONTINENTAL AIRLINES, INC.



By      /s/ Brian Davis

Its     Vice President


Attachment

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]